                                  Exhibit 17
                                  ----------

                              Powers of Attorney

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that Neil Goldschmidt, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne and David W. Schutt, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                           /s/ Neil Goldschmidt
                                           -----------------------------------
                                           Neil Goldschmidt
                                           Director
                                           M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that Jerry Bidwell, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne and David W. Schutt, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                 /s/ Jerry Bidwell
                                                 -----------------------------
                                                 Jerry Bidwell
                                                 Director
                                                 M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that Philip Halpern, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne and David W. Schutt, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                               /s/ Philip Halpern
                                               --------------------------------
                                               Philip Halpern
                                               Director
                                               M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that David Spungen, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne and David W. Schutt, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                               /s/ David Spungen
                                               -------------------------------
                                               David Spungen
                                               Director
                                               M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that Peter Mullin, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne, and David W. Schutt, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Peter Mullin
                                                ------------------------------
                                                Peter Mullin
                                                Director
                                                M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that Daniel F. Byrne, whose signature appears below, hereby constitutes and appoints David W. Schutt, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                              /s/ Daniel F. Byrne
                                              --------------------------------
                                              Daniel F. Byrne
                                              President
                                              M Fund, Inc.



November 20, 1995

                                     TAB Q

                           LIMITED POWER OF ATTORNEY
                         WITH RESPECT TO M FUND, INC.


          Know all men by these presents that David W. Schutt, whose signature appears below, hereby constitutes and appoints Daniel F. Byrne, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for M Fund, Inc., and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ David W. Schutt
                                                  ------------------------------
                                                  David W. Schutt
                                                  Secretary/Treasurer
                                                  M Fund, Inc.



November 20, 1995